UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2013

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 7.01 REGULATION FD DISCLOSURE.

On November 14, 2013, China XD Plastics Company Limited issued a press release regarding the proposed offering of guaranteed senior notes, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 14, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2013

CHINA XD PLASTICS COMPANY LIMITED

	By:	/s/ Jie Han
	Name:	Jie HAN
	Title:	Chief Executive Officer